Adamis Pharmaceuticals Corporation 10-Q

EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

The undersigned, Dennis J. Carlo, the Chief Executive Officer of Adamis Pharmaceuticals Corporation (the “Company”), pursuant to 18 U.S.C.  1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

(1) the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DENNIS J. CARLO
Dennis J. Carlo
Chief Executive Officer

Dated: November 14, 2014

      This certification is being furnished to the SEC with this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934.